UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2022

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Hari Avula to the Board of Directors

On May 24, 2022, Sprouts Farmers Market, Inc. (the “Company”) announced the appointment of Hari Avula to its Board of Directors as a Class II director with a term expiring at the Company’s 2024 annual meeting of stockholders. Mr. Avula will serve on the Audit and Risk Committees of the Board.

Mr. Avula will participate in the standard compensation plan for the Company’s independent directors, including eligibility to receive equity grants, as described in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 8, 2022. Mr. Avula will also enter into the Company’s form of director and officer indemnification agreement, included as Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2022.

There are no related party transactions between the Company and Mr. Avula that would require disclosure under Item 404(a) of Regulation S-K. Mr. Avula currently serves as Chief Financial and Strategy Officer of Clif Bar & Company. During the ordinary course of the Company’s business, it purchases certain products from brands owned by Clif Bar; however, Mr. Avula does not have a direct or indirect material interest in such transactions. There is no arrangement or understanding pursuant to which Mr. Avula was elected as a director. The size of the Board of Directors will increase from seven to eight members.

On May 24, 2022, the Company issued a press release announcing the appointment of Mr. Avula to its Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated May 24, 2022, entitled “Sprouts Farmers Market Appoints Hari Avula to its Board of Directors”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 24, 2022	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary